SUPPLEMENT TO THE MAN-GLENWOOD LEXINGTON TEI, LLC JANUARY 4, 2005 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION


As of June 24, 2005, Robert Tucker transferred to another division of Man Group plc. Page 35 of the Prospectus and Page 13 of the Statement of Additional Information are revised to delete reference to Mr. Tucker accordingly.



June 24, 2005